UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 10, 2023

10X CAPITAL VENTURE ACQUISITION CORP. II
(Exact name of registrant as specified in its charter)

Cayman Islands	001-40722	98-1594494
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1 Word Trade Center, 85th Floor
New York, New York	10007
(Address of principal executive offices)	(Zip Code)

(212) 257-0069
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share, par value $0.0001, and one-third of one redeemable warrant	VCXAU	The Nasdaq Stock Market LLC
Class A ordinary shares, par value $0.0001 per share	VCXA	The Nasdaq Stock Market LLC
Warrants, each whole warrant exercisable for one Class A ordinary share, each at an exercise price of $11.50 per share	VCXAW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.03.	Material Modification to Rights of Security Holders.

The information disclosed in Item 5.07 of this Current Report on Form 8-K (this “Current Report”) is incorporated by reference into this Item 3.03 to the extent required.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The information disclosed in Item 5.07 of this Current Report under the headings “Proposal 1,” “Proposal 2” and “Proposal 3” (collectively, the “Proposals”) is incorporated by reference into this Item 5.03 to the extent required.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

Extraordinary General Meeting

On May 10, 2023, 10X Capital Venture Acquisition Corp. II, a Cayman Islands exempted company (“10X II”), held an extraordinary general meeting of shareholders (the “Extraordinary General Meeting”), at which holders of 9,683,729 ordinary shares, comprised of 10X II’s Class A ordinary shares, par value $0.0001 per share (“Class A Ordinary Shares”), and 10X II’s Class B ordinary shares, par value $0.0001 per share (“Class B Ordinary Shares,” and together with the Class A Ordinary Shares, the “Ordinary Shares”), were present in person or by proxy, representing approximately 80.94% of the voting power of the 11,963,697 issued and outstanding Ordinary Shares of 10X II, comprised of 5,297,030 Class A Ordinary Shares and 6,666,667 Class B Ordinary Shares, entitled to vote at the Extraordinary General Meeting at the close of business on April 17, 2023, which was the record date (the “Record Date”) for the Extraordinary General Meeting. 10X II’s shareholders of record as of the close of business on the Record Date are referred to herein as “Shareholders.” In connection with the vote to approve the proposals set forth below, the holders of 2,522,477 Class A Ordinary Shares properly exercised their right to redeem their shares for cash at a redemption price of approximately $10.32 per share, for an aggregate of approximately $26.0 million in connection with the Proposals. After the satisfaction of such redemptions, the balance in 10X II’s trust account will be approximately $21.9 million. A summary of the voting results at the Extraordinary General Meeting for each of the Proposals is set forth below.

Proposal 1

The Shareholders approved, by special resolution, the proposal to amend 10X II’s Second Amended and Restated Memorandum and Articles of Association (the “Charter”) pursuant to an amendment to the Charter in the form set forth in Part 1 of Annex A of the proxy statement to extend the date by which 10X II must (1) consummate a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination (an “initial business combination”), (2) cease its operations except for the purpose of winding up if it fails to complete such initial business combination, and (3) redeem all of the Class A Ordinary Shares included as part of the units sold in 10X II’s initial public offering that was consummated on August 13, 2021 (the “IPO”), from May 13, 2023 to August 13, 2023 (the “Extended Date”) and to allow the board of directors of 10X II (the “Board”), without another shareholder vote, to elect to further extend the date to consummate an initial business combination after the Extended Date up to six times, by an additional month each time, upon two days’ advance notice prior to the applicable deadline, up to February 13, 2024 (the “Additional Extension Date” and such proposal, the “Extension Proposal”). The voting results for such proposal were as follows:

For	Against	Abstain	Broker Non-Votes
9,522,938	160,261	530	0

Proposal 2

The Shareholders approved, by special resolution, the proposal to amend the Charter pursuant to an amendment to the Charter in the form set forth in Part 2 of Annex A of the proxy statement (the “Redemption Limitation Amendment” and such proposal, the “Redemption Limitation Amendment Proposal”) to eliminate from the Charter the limitation that 10X II shall not redeem Class A Ordinary Shares included as part of the units sold in the IPO (including any shares issued in exchange thereof, the “public shares”) to the extent that such redemption would cause 10X II’s net tangible assets to be less than $5,000,001 following such redemptions (the “Redemption Limitation”). The Redemption Limitation Amendment will allow 10X II to redeem public shares irrespective of whether such redemption would exceed the Redemption Limitation. The voting results for such proposal were as follows:

For	Against	Abstain	Broker Non-Votes
9,522,637	160,912	180	0

Proposal 3

The Shareholders approved, by special resolution, the proposal to amend the Charter pursuant to an amendment to the Charter in the form set forth in Part 3 of Annex A of the proxy statement to provide for the right of a holder of Class B Ordinary Shares to convert such Class B Ordinary Shares into Class A Ordinary Shares on a one-for-one basis at any time and from time to time prior to the closing of an initial business combination at the election of the holder (the “Optional Conversion Amendment” and such proposal, the “Optional Conversion Amendment Proposal”). The voting results for such proposal were as follows:

For	Against	Abstain	Broker Non-Votes
9,522,815	160,884	30	0

Proposal 4

The proposal to adjourn the Extraordinary General Meeting to a later date or dates, if necessary or convenient, to permit further solicitation and vote of proxies in the event that there were insufficient votes for, or otherwise in connection with, the approval of the Extension Proposal, the Redemption Limitation Amendment Proposal and/or the Optional Conversion Amendment Proposal was not presented at the Extraordinary General Meeting, as each of the Extension Proposal, the Redemption Limitation Amendment Proposal and the Optional Conversion Amendment Proposal received a sufficient number of votes for approval.

On May 10, 2023, 10X II filed with the Cayman Islands Registrar of Companies a notice of the special resolutions amending the Charter. Under Cayman Islands law, the amendments to the Charter took effect upon approval of the Extension Proposal, the Redemption Limitation Amendment Proposal and the Optional Conversion Amendment Proposal.

Item 8.01	Other Events.

As previously announced, on May 2, 2023 and May 5, 2023, in connection with the Extraordinary General Meeting, certain unaffiliated third party investors of 10X II (the “10X II Investors”) entered into non-redemption agreements (the “Non-Redemption Agreements”) with 10X II and 10X Capital SPAC Sponsor II LLC, a Cayman Islands limited liability company (“Sponsor”).

Pursuant to the Non-Redemption Agreements, the 10X II Investors agreed for the benefit of 10X II to (i) vote certain Ordinary Shares owned or acquired (the “Subject 10X II Equity Securities”) in favor of the Extension Proposal and (ii) not redeem the Subject 10X II Equity Securities in connection with the Extension Proposal. In exchange for these commitments from the 10X II Investors, the Sponsor has agreed to transfer to the 10X II Investors (i) an aggregate of 188,177 Class B Ordinary Shares in connection with an extension until the Extended Date, and (ii) to the extent the Board agrees to further extend the date to consummate an initial business combination to the Additional Extension Date, an aggregate amount of up to 564,530 Class B Ordinary Shares, which includes the Class B Ordinary Shares referred to in clause (i), on or promptly after the consummation of the Business Combination (as defined below).

The foregoing description of the Non-Redemption Agreements is subject to and qualified in its entirety by reference to the full text of the Form of Non-Redemption Agreement, a copy of which is included as Exhibit 10.1 hereto, and the terms of which are incorporated by reference.

Additionally, on May 15, 2023, pursuant to the terms of the Charter, as amended by the Optional Conversion Amendment, the Sponsor elected to convert 1,000,000 Class B Ordinary Shares held by it on a one-for-one basis into Class A Ordinary Shares, with immediate effect (such shares, the “Converted Shares”). The Sponsor will not have any redemption rights in connection with the Converted Shares, and the Converted Shares will be subject to the restrictions on transfer included in the letter agreement entered into by the Sponsor in connection with the IPO. Following such conversion, and as a result of the redemptions described above, there are an aggregate of 3,774,553 Class A Ordinary Shares issued and outstanding and 5,666,667 Class B Ordinary Shares issued and outstanding.

Additional Information and Where to Find It

On November 2, 2022, 10X II entered into an Agreement and Plan of Merger (as it may be amended, supplemented or otherwise modified from time to time, the “Merger Agreement”), by and among 10X II, 10X AA Merger Sub, Inc., a Delaware corporation and wholly-owned subsidiary of 10X II, and African Agriculture, Inc., a Delaware corporation (“African Agriculture”). The Merger Agreement provides for the terms and conditions of a proposed business combination transaction with African Agriculture (the “Business Combination”).

In connection with the Business Combination, 10X II filed a Registration Statement on Form S-4 (File No. 333-269342) (as may be amended or supplemented from time to time, the “Registration Statement”) with the U.S. Securities and Exchange Commission (the “SEC”) on January 20, 2023, which includes a preliminary proxy statement/prospectus of 10X II. After the Registration Statement is declared effective, 10X II will mail a definitive proxy statement/prospectus and other relevant documents to its shareholders. 10X II’s shareholders and other interested persons are advised to read the Registration Statement, the preliminary proxy statement/prospectus, and amendments thereto, and, when available, the definitive proxy statement/prospectus in connection with 10X II’s solicitation of proxies for its shareholders’ meeting to be held to approve, among other things, the Business Combination because such documents contain, or will contain, important information about 10X II, African Agriculture and the Business Combination. Shareholders may obtain copies of the Registration Statement, each preliminary proxy statement/prospectus and the definitive proxy statement/prospectus, without charge, once available, at the SEC’s website at www.sec.gov. Alternatively, these documents, when available, can be obtained free of charge by directing a request to: 10X Capital Venture Acquisition Corp. II, 1 World Trade Center, 85th Floor, New York, NY 10007.

Participants in the Solicitation

10X II, African Agriculture and their respective directors, executive officers, other members of management and employees, under SEC rules, may be deemed to be participants in the solicitation of proxies from 10X II’s shareholders in connection with the Business Combination. Investors and security holders may obtain more detailed information regarding the names and interests in the Business Combination of 10X II’s directors and officers in 10X II’s filings with the SEC, including the Registration Statement, and such information and names of African Agriculture’s directors and executive officers is also in the Registration Statement, which includes the proxy statement of 10X II for the Business Combination.

Cautionary Note Regarding Forward-Looking Statements

This Current Report includes, and oral statements made from time to time by representatives of 10X II may include, forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended. 10X II bases these forward-looking statements on its current expectations and projections about future events. These forward-looking statements are subject to known and unknown risks, uncertainties, and assumptions about 10X II that may cause 10X II’s actual results, levels of activity, performance, or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by such forward-looking statements. In some cases, you can identify forward-looking statements by terminology such as “may,” “should,” “expect,” “intend,” “will,” “estimate,” “anticipate,” “believe,” “predict,” “potential” or “continue,” or the negatives of these terms or variations of them or similar terminology. Such forward-looking statements include, but are not limited to, the Business Combination and related matters, including the shareholders meeting to be held to approve the Business Combination and actions to be taken in connection with the Business Combination.

These forward-looking statements are based upon estimates and assumptions that, while considered reasonable by 10X II and its management, and African Agriculture and its management, as the case may be, are inherently uncertain. Factors that may cause actual results to differ materially from current expectations include, but are not limited to: (1) the occurrence of any event, change or other circumstances that could give rise to the termination of the Merger Agreement; (2) the outcome of any legal proceedings that may be instituted against 10X II, African Agriculture, the combined company following the consummation of the Business Combination or others following the announcement of the Business Combination; (3) the inability to complete the Business Combination due to the failure to obtain approval of the shareholders of 10X II or the stockholders of African Agriculture or to satisfy other closing conditions; (4) changes to the proposed structure of the Business Combination that may be required or appropriate as a result of applicable laws or regulations or as a condition to obtaining regulatory approval of the Business Combination; (5) the ability to meet stock exchange listing standards at or following the consummation of the Business Combination; (6) the risk that the Business Combination disrupts current plans and operations of African Agriculture as a result of the announcement and consummation of the Business Combination; (7) the ability to recognize the anticipated benefits of the Business Combination, which may be affected by, among other things, competition, the ability of the combined company to grow and manage growth profitably, maintain relationships with customers and suppliers and retain its management and key employees; (8) costs related to the Business Combination; (9) changes in applicable laws or regulations; (10) the possibility that African Agriculture or the combined company may be adversely affected by other economic, business and/or competitive factors; (11) 10X II’s inability to complete an initial business combination within the required time period; and (12) other risks and uncertainties described in 10X II’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022 under the heading “Item 1A. Risks Factors,” in the Registration Statement and in other reports 10X II files with the SEC.

Nothing in this Current Report should be regarded as a representation by any person that the forward-looking statements set forth herein will be achieved or that any of the contemplated results of such forward-looking statements will be achieved. All such forward-looking statements speak only as of the date of this Current Report. Neither 10X II nor African Agriculture gives any assurance that 10X II or African Agriculture will achieve its expectations. Accordingly, undue reliance should not be placed upon the forward-looking statements. 10X II and African Agriculture expressly disclaim any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in 10X II’s expectations with regard thereto or any change in events, conditions, or circumstances on which any such statement is based. All subsequent written or oral forward-looking statements attributable to 10X II or persons acting on 10X II’s behalf are qualified in their entirety by this “Cautionary Note Regarding Forward-Looking Statements.”

No Offer or Solicitation

This Current Report shall not constitute a solicitation of a proxy, consent, or authorization with respect to any securities or in respect of the Business Combination. This Current Report shall also not constitute an offer to purchase, nor a solicitation of an offer to sell, subscribe for or buy, any securities or the solicitation of any vote in any jurisdiction pursuant to the Business Combination or otherwise, nor shall there be any sale, issuance or transfer of securities in any states or jurisdictions in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act or an exemption therefrom.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
3.1*	Amendment to Second Amended and Restated Memorandum and Articles of Association of 10X II.
10.1	Form of Non-Redemption Agreement (incorporated by reference to Exhibit 10.1 to 10X II’s Current Report on Form 8-K (File No. 001-40722), filed with the SEC on May 3, 2023).
104**	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*       Filed herewith

**       Furnished herewith.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 16, 2023

10X CAPITAL VENTURE ACQUISITION CORP. II

By:	/s/ Hans Thomas
Name:	Hans Thomas
Title:	Chairman and Chief Executive Officer